UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

July 7, 2009
Date of Report (Date of earliest event reported)

LIGHTPATH TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-27548	86-0708398
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2603 Challenger Tech Court, Suite 100
Orlando, Florida 32826
(Address of principal executive office, including zip code)

(407) 382-4003
(Registrant’s telephone number, including area code)

LightPath Technologies, Inc.
Form 8-K

Item 8.01.   Other Events of Importance top Security Holders

The Registrant issued a Press Release on July 7, 2009 announcing the ramp up of production for high volume low cost lenses. A copy of the Press Release is attached as Exhibit 99.1 to this Report.

Item 9.01.    Financial Statements and Exhibits

Three Press Releases on July 7, 2009 (furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed in its behalf by the undersigned, thereunto duly authorized.

LIGHTPATH TECHNOLOGIES, INC.

Dated: July 7, 2009	By:	/s/ Dorothy M. Cipolla
Dorothy M. Cipolla, CFO

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release issued on July 7, 2009